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EXHIBIT 10.19

                    REAFFIRMATION OF SUBORDINATION AGREEMENT

Webster Bank, National Association, as Agent
145 Bank Street
Waterbury, CT 06702

      RE: Vermont Pure Holdings, Ltd. ("Holdings") and Crystal Rock LLC ("Crystal Rock LLC" and collectively with Holdings, the "Obligors")

Ladies and Gentlemen:

      The undersigned, Henry E. Baker (the "SUBORDINATE LENDER") and Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, The John B. Baker Insurance Trust and u/t/a dated December 16, 1991 f/b/o Joan Baker et. al. acting as agent (the "SUBORDINATE LENDER'S AGENT") for Subordinate Lender pursuant to certain of the Subordinated Loan Documents has executed a Subordination and Pledge Agreement dated as of March 5, 2003 (the "SUBORDINATION AGREEMENT") in favor of the lenders under that certain Loan and Security Agreement dated as of the 5th day of March, 2003, as the same may be amended from time to time, by and among the Obligors, each of the lenders which is a signatory thereto (individually, together with its successors and assigns, a "LENDER" and collectively, the "LENDERS") and Webster Bank (now known as Webster Bank, National Association), as agent (in such capacity, together with its successors and assigns in such capacity, the "AGENT" ) pursuant to which the undersigned subordinated the payment of certain indebtedness owed by the Obligors to the undersigned to the payment of any and all debts, obligations and liabilities of the Obligors to the Lenders and Agent. Capitalized used herein and not defined herein shall have meaning given them in the Subordination Agreement.

      To induce the Lenders and Agent to modify certain terms of said debts, obligations and liabilities of the Obligors to the Lenders, including, among other things, the merger of Vermont Pure Springs, Inc. and Crystal Rock Spring Water Company into Holdings and the formation by Holdings of Crystal Rock LLC as its wholly owned subsidiary and to which Holdings will convey substantially all of its assets and assign substantially all of its contracts relating to the operation of its business, the undersigned hereby (i) agree to the foregoing mergers and conveyance and assignment and waive any default which may have arisen under the Subordinated Loan Documents in connection therewith, (ii) agree that Crystal Rock LLC is an Obligor under the Subordination Agreement and all related documents for all purposes, (iii) agree that the Amended and Restated Loan and Security Agreement among Holdings, Crystal Rock LLC, the Lenders and the Agent and the other documents executed in connection therewith constitute Loan Documents evidencing or relating to Senior Liabilities and (iv) confirm and ratify the Subordination Agreement and the application of the Subordination Agreement to all debts, obligations and liabilities of the Obligors (including Crystal Rock LLC) to the Lenders and

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Agent, including those arising under the Amended and Restated Loan and Security
Agreement among Holdings, Crystal Rock LLC, the Lenders and the Agent and the other documents executed in connection therewith.

      Dated as of December 29, 2004.

Witness:

_________________________

_________________________          /s/ Henry E. Baker
                                   ------------------
                                   Henry E. Baker

_________________________

_________________________          /s/ Ross S. Rapaport
                                   --------------------
                                   Ross S. Rapaport, not individually but as
                                   Trustee of the Peter K. Baker Life Insurance
                                   Trust, The John B. Baker Insurance Trust and
                                   u/t/a dated December 16, 1991 f/b/o Joan
                                   Baker et. al., as agent for the Subordinate
                                   Lender

                                   Address: 1050 Buckingham Street
                                            Watertown, CT 06795

STATE OF _____________)
                      ) ss: _________                       December ____, 2004
COUNTY OF ____________)

Personally appeared Henry E. Baker, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.

                                   _________________________________________
                                   Commissioner of the Superior Court
                                   Notary Public

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                                       My Commission expires:___________________

STATE OF ______________)
                       ) ss: ________                        December ____, 2004
COUNTY OF ____________ )

Personally appeared Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, the John B. Baker Insurance Trust and U/T/A dated December 16, 1991 F/B/O Joan Baker et. al, as agent for the Subordinate Lender, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as Trustee and agent, before me.

                                       _________________________________________
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission expires:___________________

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